SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          April 16, 2013
                           Date of Report
                 (Date of Earliest Event Reported)

                      WHOOPASS POKER CORPORATION
          (Exact Name of Registrant as Specified in its Charter)


Delaware                      000-54724                    00-0000000
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                 8880 West Sunset Road, 3rd Floor
                    Las Vegas, Nevada 89148
               (Address of Principal Executive Offices)

                           909 297 0479
                  (Registrant's Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

After the change in control of Whoopass Poker Corporation
(formerly Whiffletree Acquisition Corporation) to new management on November 1, 2012, the Board of Directors determined not to continue with the Registrant's accountants and to engage a different accounting firm with whom they were familiar. On March 26, 2013 the former accountants were dismissed.

The prior accountant's report on the financial statements for the past two years (or for the period covered since inception of the Company) did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The unaudited financial statements as of and for the period ended September 30, 2012 contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and /or obtain additional financing from its stockholders and/or other third parties.

In connection with the audits of the Company's financial statements for the period From April 23, 2012 (Inception) to April 30, 2012 and the reviewed subsequent interim financial statements through September 30, 2012, there were no disagreements with the former accountants, Anton & Chia, LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

The former independent accountant, Anton & Chia did not respond to the Company's request for a letter stating it agrees or disagrees with the statements in this Item 4.01 of this Form 8-K.

Since the Company did not receive a response from the former accountants, the Company has filed this Form 8-K without the letter from the former accountants as an exhibit. When, and if, such a letter is received, the Company will file it with an amendment to this Form 8-K.


On April 16, 2013 (the "Engagement Date"), the Company engaged
L.L. Bradford ("Bradford") as its independent registered public accounting firm. The decision to engage Bradford as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

The address of the Bradford is:

		L.L. Bradford
		543 Country Club Drive
		Suite B-308
		Simi Valley, California 93065

During the period April 23, 2012 (inception) and through April 16, 2013
(the date Bradford was appointed), the Company, nor any one on its behalf, did not consult Bradford in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial
Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.


                    SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.




Date: April 24, 2013		/s/ Donald W. Hohman, Sr.
                                    President